UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-00642

Deutsche DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	2/29/2020

ITEM 1.	REPORT TO STOCKHOLDERS

February 29, 2020

Semiannual Report

to Shareholders

DWS CROCI® International Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Performance Summary
8	Portfolio Management Team
9	Portfolio Summary
11	Investment Portfolio
15	Statement of Assets and Liabilities
17	Statement of Operations
18	Statements of Changes in Net Assets
19	Financial Highlights

25	Notes to Financial Statements
36	Information About Your Fund’s Expenses
38	Liquidity Risk Management
39	Advisory Agreement Board Considerations and Fee Evaluation
44	Account Management Resources
46	Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Stocks may decline in value. The Fund will be managed using the CROCI® Investment Process which is based on portfolio management’s belief that, over time, stocks which display more favorable financial metrics (for example, the CROCI® Economic P/E Ratio) as generated by this process may outperform stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the Fund. The Fund’s use of forward currency contracts may not be successful in hedging currency exchange rates changes and could eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS CROCI® International Fund

Letter to Shareholders

Dear Shareholder:

After a strong start to the year, markets have been roiled by the novel coronavirus (COVID-19) and turbulence in the oil sector. These sudden disruptions not only quashed hopes for growth, but also triggered a sharp correction in late February and into March.

Prior to this development, our CIO Office had been tactically cautious on stocks for several months. While the coronavirus was an unexpected catalyst of the market correction, our economists believe that markets, after the historic sell-off, reflect the new situation adequately.

In the short term, we do not rule out further market downside and volatility. However, we believe that a return to pre-crisis activity levels could potentially occur late this year or, more likely, in the first half of 2021. Fiscal and monetary stimulus by central banks are likely to support the markets and, of course, positive news on the containment of the coronavirus should do so as well. Most cities and institutions around the world are putting prevention over production. Local actions and the Federal 30-day U.S. travel ban to and from Europe and parts of Asia will have a substantial impact on supply and demand.

As businesses return to normal operations, our CIO believes the shock and economic downturn caused by COVID-19 should create less damage to S&P profits than past recessions. Meanwhile, because the financial system can largely operate in the electronic world and because the balance sheets of banks and much of corporate America were healthy before the pandemic, we expect the extension and drawdown of credit to be the economy’s lifeline until recovery begins.

While it is natural to be concerned, we caution against making any long-term decisions based on short-term disruptions. This is a good time to talk with a trusted advisor about any concerns before making a change to a personal investment strategy.

Our CIO Office is closely monitoring the situation and providing frequent updates on the “Insights” section of our Web site, dws.com.

Thank you for trusting DWS to help serve your investment needs. We believe our decades of experience in managing assets through multiple market cycles and events will add value in times such as these.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS CROCI® International Fund	|	3

Performance Summary	February 29, 2020 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 2/29/20
Unadjusted for Sales Charge	5.98%	0.24%	0.02%	3.62%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–0.11%	–5.52%	–1.16%	3.00%
MSCI EAFE Value Index†	–1.38%	–6.61%	–0.40%	3.20%
MSCI EAFE Index††	–0.91%	–0.57%	1.96%	4.83%

Average Annual Total Returns as of 12/31/19 (most recent calendar quarter end)
Unadjusted for Sales Charge		21.14%	3.77%	4.00%
Adjusted for the Maximum Sales Charge (max 5.75% load)		14.17%	2.55%	3.38%
MSCI EAFE Value Index†		16.09%	3.54%	3.98%
MSCI EAFE Index††		22.01%	5.67%	5.50%

Class T	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 2/29/20
Unadjusted for Sales Charge	6.01%	0.27%	0.00%	3.65%
Adjusted for the Maximum Sales Charge (max 2.50% load)	3.36%	–2.23%	–0.50%	3.39%
MSCI EAFE Value Index†	–1.38%	–6.61%	–0.40%	3.20%
MSCI EAFE Index††	–0.91%	–0.57%	1.96%	4.83%

Average Annual Total Returns as of 12/31/19 (most recent calendar quarter end)
Unadjusted for Sales Charge		21.18%	3.75%	4.03%
Adjusted for the Maximum Sales Charge (max 2.50% load)		18.15%	3.23%	3.77%
MSCI EAFE Value Index†		16.09%	3.54%	3.98%
MSCI EAFE Index††		22.01%	5.67%	5.50%

Class C	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 2/29/20
Unadjusted for Sales Charge	5.60%	–0.47%	–0.72%	2.83%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	4.60%	–0.47%	–0.72%	2.83%
MSCI EAFE Value Index†	–1.38%	–6.61%	–0.40%	3.20%
MSCI EAFE Index††	–0.91%	–0.57%	1.96%	4.83%

Average Annual Total Returns as of 12/31/19 (most recent calendar quarter end)
Unadjusted for Sales Charge		20.31%	3.00%	3.21%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		20.31%	3.00%	3.21%
MSCI EAFE Value Index†		16.09%	3.54%	3.98%
MSCI EAFE Index††		22.01%	5.67%	5.50%

4	|	DWS CROCI® International Fund

Class R6	6-Month‡	1-Year	5-Year	Life of Class*

Average Annual Total Returns as of 2/29/20
No Sales Charges	6.21%	0.66%	0.39%	1.72%
MSCI EAFE Value Index†	–1.38%	–6.61%	–0.40%	0.05%
MSCI EAFE Index††	–0.91%	–0.57%	1.96%	2.40%

Average Annual Total Returns as of 12/31/19 (most recent calendar quarter end)
No Sales Charges		21.62%	4.14%	3.80%
MSCI EAFE Value Index†		16.09%	3.54%	2.77%
MSCI EAFE Index††		22.01%	5.67%	4.85%

Class S	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 2/29/20
No Sales Charges	6.13%	0.52%	0.26%	3.90%
MSCI EAFE Value Index†	–1.38%	–6.61%	–0.40%	3.20%
MSCI EAFE Index††	–0.91%	–0.57%	1.96%	4.83%

Average Annual Total Returns as of 12/31/19 (most recent calendar quarter end)
No Sales Charges		21.46%	4.01%	4.27%
MSCI EAFE Value Index†		16.09%	3.54%	3.98%
MSCI EAFE Index††		22.01%	5.67%	5.50%

Institutional Class	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 2/29/20
No Sales Charges	6.11%	0.48%	0.30%	3.98%
MSCI EAFE Value Index†	–1.38%	–6.61%	–0.40%	3.20%
MSCI EAFE Index††	–0.91%	–0.57%	1.96%	4.83%

Average Annual Total Returns as of 12/31/19 (most recent calendar quarter end)
No Sales Charges		21.44%	4.06%	4.36%
MSCI EAFE Value Index†		16.09%	3.54%	3.98%
MSCI EAFE Index††		22.01%	5.67%	5.50%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2019 are 1.17%, 1.14%, 1.89%, 0.78%, 0.91% and 0.89% for Class A, Class T, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

DWS CROCI® International Fund	|	5

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Institutional Class shares of DWS CROCI® International Fund during such periods and have been adjusted to reflect the higher total annual operating expenses and applicable sales charges of Class T. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on December 1, 2014.

†

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index captures large and mid-capitalization securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

††

MSCI EAFE Index is an unmanaged equity index which captures large and mid-capitalization representation across 21 developed markets countries around the world, excluding the U.S. and Canada. It covers approximately 85% of the free float-adjusted market capitalization in each country.

6	|	DWS CROCI® International Fund

On December 1, 2019, the MSCI EAFE Value Index replaced the MSCI EAFE Index as the fund’s primary benchmark index, and will no longer serve as the fund’s secondary benchmark index. The Advisor believes that the MSCI EAFE Value Index better represents the fund’s investment strategy and is thereforemore suitable for performance comparison.

‡	Total returns shown for periods less than one year are not annualized.

	Class A	Class T	Class C	Class R6	Class S	Institutional Class

Net Asset Value
2/29/20	$42.54	$42.54	$42.30	$42.41	$42.70	$42.47
8/31/19	$41.41	$41.40	$41.02	$41.35	$41.61	$41.40

Distribution Information as of 2/29/20
Income Dividends, Six Months	$1.47	$1.48	$1.11	$1.66	$1.60	$1.60

DWS CROCI® International Fund	|	7

Portfolio Management Team

Di Kumble, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2014.

–

Joined DWS in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.

–	Senior Portfolio Manager, Head of Tax Managed Equities: New York.

–	BS, Beijing University; PhD in Chemistry, Princeton University.

John Moody, Vice President

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–

Joined DWS in 1998. Prior to his current role, served as a Business Manager for Active Equity. Previously, he was a Portfolio Analyst for EAFE, Global and Technology Funds and an Investment Accountant for International Funds. He began his career as a Client Service Associate for the International Institutional Equity Group.

–	Portfolio Analyst/Portfolio Manager: New York.

–	BS in Business Management, Fairfield University.

8	|	DWS CROCI® International Fund

Portfolio Summary	(Unaudited)

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	2/29/20	8/31/19
Japan	30%	31%
United Kingdom	16%	16%
France	12%	7%
Switzerland	10%	9%
Australia	7%	7%
Germany	7%	6%
Belgium	4%	5%
Netherlands	4%	9%
Italy	3%	2%
Spain	3%	3%
Singapore	2%	2%
Austria	1%	—
Hong Kong	1%	1%
Finland	—	1%
Other	0%	1%
	100%	100%

Asset Allocation (As a % of Investment Portfolio)	2/29/20	8/31/19
Common Stocks	96%	97%
Preferred Stock	3%	3%
Cash Equivalents	1%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	2/29/20	8/31/19
Consumer Discretionary	26%	26%
Health Care	18%	18%
Financials	15%	15%
Industrials	11%	13%
Materials	10%	9%
Consumer Staples	7%	8%
Information Technology	4%	5%
Communication Services	3%	1%
Energy	3%	5%
Utilities	3%	—
	100%	100%

Currency Exposure (As a % of Investment Portfolio)	2/29/20	8/31/19
Euro	34%	34%
Japanese Yen	29%	30%
British Pound	16%	17%
Swiss Franc	10%	8%
Australian Dollar	7%	7%
Singapore Dollar	2%	2%
United States Dollar	1%	0%
Hong Kong Dollar	1%	1%
Swedish Krona	0%	—
New Zealand Dollar	0%	1%
	100%	100%

DWS CROCI® International Fund	|	9

Ten Largest Equity Holdings at February 29, 2020 (39.3% of Net Assets)		Country	Percent
1	Roche Holding AG	Switzerland	5.3%
	Developer of pharmaceutical and chemical products
2	Sumitomo Mitsui Financial Group, Inc.	Japan	5.0%
	Provides commercial banking and a variety of financial services
3	Sanofi	France	4.7%
	Manufactures prescription pharmaceuticals
4	UCB SA	Belgium	4.4%
	Global biopharmaceutical company
5	BHP Group Ltd.	Australia	3.6%
	Producer of petroleum, minerals and steel products
6	Central Japan Railway Co.	Japan	3.4%
	Provides rail transportation services
7	Bridgestone Corp.	Japan	3.4%
	Manufacturer of automobile tires
8	Barratt Developments PLC	United Kingdom	3.2%
	Develops and builds properties
9	Persimmon PLC	United Kingdom	3.2%
	Designs, builds & develops residential housing
10	Taylor Wimpey PLC	United Kingdom	3.1%
	Conducts business in the housing, construction and engineering, and property development and investment sectors

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 11. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 44 for contact information.

10	|	DWS CROCI® International Fund

Investment Portfolio	as of February 29, 2020 (Unaudited)

	Shares	Value ($)
Common Stocks 96.2%
Australia 6.9%

Australia & New Zealand Banking Group Ltd.	556,268	8,928,119

BHP Group Ltd.	902,201	19,343,825

Boral Ltd.	2,385,468	6,964,519

National Australia Bank Ltd.	98,389	1,597,281

(Cost $43,693,069)		36,833,744

Austria 1.1%
OMV AG (Cost $6,974,648)	137,002	5,749,944

Belgium 4.4%
UCB SA (Cost $21,026,446)	254,286	23,503,400

France 12.0%

Arkema SA	38,580	3,686,695

Atos SE	76,931	5,735,881

BNP Paribas SA	85,968	4,178,040

Credit Agricole SA	503,502	6,039,467

Engie SA	566,394	9,412,846

Sanofi	269,547	25,054,571

Societe Generale SA	94,459	2,664,333

Television Francaise 1	705,869	5,427,100

TOTAL SA	37,890	1,636,982

(Cost $70,609,356)		63,835,915

Germany 4.3%

Bayer AG (Registered)	47,426	3,433,489

Beiersdorf AG	139,508	14,586,643

Brenntag AG	103,538	4,634,451

(Cost $24,945,882)		22,654,583

Hong Kong 0.8%
Yue Yuen Industrial Holdings Ltd. (Cost $4,900,913)	1,666,122	3,996,043

Italy 3.1%

Intesa Sanpaolo SpA	5,352,319	12,988,011

UniCredit SpA	273,004	3,482,366

(Cost $14,853,942)		16,470,377

Japan 29.1%

Bridgestone Corp.	544,831	18,030,123

Central Japan Railway Co.	111,904	18,196,490

ITOCHU Corp.	67,400	1,533,227

KDDI Corp.	242,400	6,847,741

The accompanying notes are an integral part of the financial statements.

DWS CROCI® International Fund	|	11

	Shares	Value ($)

Nintendo Co., Ltd.	17,400	5,889,029

Ono Pharmaceutical Co., Ltd.	251,300	5,021,692

Sekisui House Ltd.	678,447	13,132,997

Shin-Etsu Chemical Co., Ltd.	40,123	4,394,215

Shionogi & Co., Ltd.	145,500	7,762,687

Sony Corp.	23,904	1,507,287

Subaru Corp.	140,584	3,355,224

Sumitomo Electric Industries Ltd.	797,236	9,378,768

Sumitomo Mitsui Financial Group, Inc.	814,626	26,265,109

Tokyo Electron Ltd.	31,623	6,513,120

Toyota Industries Corp.	299,842	15,449,437

Toyota Motor Corp.	171,774	11,251,823

(Cost $169,364,342)		154,528,969

Netherlands 3.8%

Randstad NV	209,881	10,814,915

Royal Dutch Shell PLC “A”	431,553	9,348,969

(Cost $26,983,836)		20,163,884

New Zealand 0.4%
Fletcher Building Ltd. (Cost $1,983,326)	565,338	1,832,977

Singapore 2.0%
Venture Corp., Ltd. (Cost $10,350,032)	892,301	10,530,307

Spain 2.7%
Banco Bilbao Vizcaya Argentaria SA (Cost $16,785,062)	3,021,888	14,487,757

Sweden 0.5%
Volvo AB “B” (Cost $2,521,387)	162,572	2,534,510

Switzerland 9.6%

Adecco Group AG (Registered)	219,364	11,725,310

LafargeHolcim Ltd. (Registered)*	237,430	11,083,818

Roche Holding AG (Genusschein)	87,080	28,012,846

(Cost $53,267,153)		50,821,974

United Kingdom 15.5%

Barratt Developments PLC	1,764,938	17,172,111

British American Tobacco PLC	165,950	6,523,829

EI Group PLC*	3,350,019	12,237,354

International Consolidated Airlines Group SA	1,167,132	7,118,224

Persimmon PLC	456,868	16,780,090

Rio Tinto PLC	125,348	5,906,866

Taylor Wimpey PLC	6,330,672	16,574,203

(Cost $76,265,908)		82,312,677
Total Common Stocks (Cost $544,525,302)		510,257,061

The accompanying notes are an integral part of the financial statements.

12	|	DWS CROCI® International Fund

	Shares	Value ($)

Preferred Stocks 2.6%
Germany
Henkel AG & Co. KGaA (Cost $17,563,691)	145,282	13,439,300

Cash Equivalents 0.9%
DWS Central Cash Management Government Fund, 1.65% (a) (Cost $4,841,442)	4,841,442	4,841,442

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $566,930,435)	99.7	528,537,803
Other Assets and Liabilities, Net	0.3	1,797,001

Net Assets	100.0	530,334,804

A summary of the Fund’s transactions with affiliated investments during the period ended February 29, 2020 are as follows:

Value ($) at 8/31/2019	Pur- chases Cost ($)		Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Deprecia- tion) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 2/29/2020	Value ($) at 2/29/2020
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.50% (a) (b)
—	—	(c)	—	—	—	4,218	—	—	—
Cash Equivalents 0.9%
DWS Central Cash Management Government Fund, 1.65% (a)
1,845,787	49,119,088		46,123,433	—	—	26,642	—	4,841,442	4,841,442
1,845,787	49,119,088		46,123,433	—	—	30,860	—	4,841,442	4,841,442

*	Non-income producing security.

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(b)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(c)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended February 29, 2020.

The accompanying notes are an integral part of the financial statements.

DWS CROCI® International Fund	|	13

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of February 29, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$36,833,744	$—	$36,833,744
Austria	—	5,749,944	—	5,749,944
Belgium	—	23,503,400	—	23,503,400
France	—	63,835,915	—	63,835,915
Germany	—	22,654,583	—	22,654,583
Hong Kong	—	3,996,043	—	3,996,043
Italy	—	16,470,377	—	16,470,377
Japan	—	154,528,969	—	154,528,969
Netherlands	—	20,163,884	—	20,163,884
New Zealand	—	1,832,977	—	1,832,977
Singapore	—	10,530,307	—	10,530,307
Spain	—	14,487,757	—	14,487,757
Sweden	—	2,534,510	—	2,534,510
Switzerland	—	50,821,974	—	50,821,974
United Kingdom	—	82,312,677	—	82,312,677
Preferred Stocks	—	13,439,300	—	13,439,300
Short-Term Investments	4,841,442	—	—	4,841,442
Total	$4,841,442	$523,696,361	$—	$528,537,803

The accompanying notes are an integral part of the financial statements.

14	|	DWS CROCI® International Fund

Statement of Assets and Liabilities

as of February 29, 2020 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $562,088,993)	$523,696,361
Investment in DWS Central Cash Management Government Fund (cost $4,841,442)	4,841,442
Cash	8
Foreign currency, at value (cost $139,962)	140,104
Receivable for Fund shares sold	19,196
Dividends receivable	659,465
Interest receivable	6,666
Foreign taxes recoverable	2,080,739
Other assets	50,418
Total assets	531,494,399

Liabilities
Payable for Fund shares redeemed	389,525
Accrued management fee	262,308
Accrued Directors’ fees	13,749
Other accrued expenses and payables	494,013
Total liabilities	1,159,595
Net assets, at value	$530,334,804

Net Assets Consist of
Distributable earnings (loss)	(488,171,068)
Paid-in capital	1,018,505,872
Net assets, at value	$530,334,804

The accompanying notes are an integral part of the financial statements.

DWS CROCI® International Fund	|	15

Statement of Assets and Liabilities as of February 29, 2020 (Unaudited) (continued)

Net Asset Value

Class A

Net Asset Value and redemption price per share ($66,559,350 ÷ 1,564,588 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$42.54

Maximum offering price per share (100 ÷ 94.25 of $42.54)	$45.14
Class T

Net Asset Value, offering and redemption price per share ($9,756 ÷ 229.32 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$42.54

Maximum offering price per share (100 ÷ 97.50 of $42.54)	$43.63
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($20,342,471 ÷ 480,884 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$42.30
Class R6

Net Asset Value, offering and redemption price per share ($2,127,880 ÷ 50,180 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$42.41
Class S

Net Asset Value, offering and redemption price per share ($414,601,008 ÷ 9,710,107 shares of capital stock outstanding, $.01 par value, 200,595,597 shares authorized)	$42.70
Institutional Class

Net Asset Value, offering and redemption price per share ($26,694,339 ÷ 628,473 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$42.47

The accompanying notes are an integral part of the financial statements.

16	|	DWS CROCI® International Fund

Statement of Operations

for the six months ended February 29, 2020 (Unaudited)

Investment Income
Income:

Dividends (net of foreign taxes withheld of $472,639)	$6,668,655
Income distributions — DWS Central Cash Management Government Fund	26,642
Securities lending income, net of borrower rebates	4,218
Total income	6,699,515
Expenses:

Management fee	1,654,153
Administration fee	292,771
Services to shareholders	531,022
Distribution and service fees	206,014
Custodian fee	81,228
Professional fees	48,810
Reports to shareholders	48,144
Registration fees	31,869
Directors’ fees and expenses	15,732
Other	25,801
Total expenses before expense reductions	2,935,544
Expense reductions	(1,812)
Total expenses after expense reductions	2,933,732
Net investment income	3,765,783

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	5,665,308
Foreign currency	97,492
5,762,800
Change in net unrealized appreciation (depreciation) on:
Investments	27,109,139
Foreign currency	65,836
27,174,975
Net gain (loss)	32,937,775
Net increase (decrease) in net assets resulting from operations	$36,703,558

The accompanying notes are an integral part of the financial statements.

DWS CROCI® International Fund	|	17

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended February 29, 2020 (Unaudited)	Year Ended August 31, 2019

Operations:

Net investment income (loss)	$3,765,783	$18,626,598
Net realized gain (loss)	5,762,800	(60,330,624)
Change in net unrealized appreciation (depreciation)	27,174,975	(29,369,092)
Net increase (decrease) in net assets resulting from operations	36,703,558	(71,073,118)
Distributions to shareholders:

Class A	(2,317,631)	(2,720,580)
Class T	(329)	(301)
Class C	(563,339)	(815,270)
Class R6	(84,485)	(148,805)
Class S	(15,540,004)	(17,863,900)
Institutional Class	(1,082,400)	(2,356,783)
Total distributions	(19,588,188)	(23,905,639)
Fund share transactions:

Proceeds from shares sold	6,187,838	42,048,020
Reinvestment of distributions	18,556,946	22,608,370
Payments for shares redeemed	(65,987,838)	(295,918,699)
Net increase (decrease) in net assets from Fund share transactions	(41,243,054)	(231,262,309)
Increase (decrease) in net assets	(24,127,684)	(326,241,066)
Net assets at beginning of period	554,462,488	880,703,554

Net assets at end of period	$530,334,804	$554,462,488

The accompanying notes are an integral part of the financial statements.

18	|	DWS CROCI® International Fund

Financial Highlights

	Six Months Ended 2/29/20		Years Ended August 31,
Class A	(Unaudited)		2019	2018	2017		2016	2015

Selected Per Share Data
Net asset value, beginning of period	$41.41		$46.96	$47.11	$40.65		$44.94	$52.11
Income (loss) from investment operations:

Net investment income (loss)[a]	.25		1.13	1.03	.72		.93	1.48
Net realized and unrealized gain (loss)	2.35		(5.30)	(.09)	7.18		(3.83)	(3.78)
Total from investment operations	2.60		(4.17)	.94	7.90		(2.90)	(2.30)
Less distributions from:

Net investment income	(1.47)		(1.38)	(1.09)	(1.44)		(1.39)	(4.87)
Redemption fees	—		—	—	.00	***	.00 ***	.00 ***
Net asset value, end of period	$42.54		$41.41	$46.96	$47.11		$40.65	$44.94
Total Return (%)[b]	5.98	c**	(8.75)	1.94	19.97		(6.55)	(4.68)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	67		70	100	139		314	615
Ratio of expenses before expense reductions (%)	1.21	*	1.17	1.17	1.13		1.14	1.08
Ratio of expenses after expense reductions (%)	1.20	*	1.17	1.17	1.13		1.14	1.08
Ratio of net investment income (loss) (%)	1.10	*	2.62	2.13	1.69		2.25	3.02
Portfolio turnover rate (%)	31	**	101	53	67		87	76

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS CROCI® International Fund	|	19

	Six Months Ended 2/29/20		Years Ended August 31,		Period Ended
Class T	(Unaudited)		2019	2018	8/31/17[a]

Selected Per Share Data
Net asset value, beginning of period	$41.40		$46.98	$47.07	$47.63
Income (loss) from investment operations:

Net investment income (loss)[b]	.25		1.17	1.10	.10
Net realized and unrealized gain (loss)	2.37		(5.35)	(.12)	(.66)
Total from investment operations	2.62		(4.18)	.98	(.56)
Less distributions from:

Net investment income	(1.48)		(1.40)	(1.07)	—
Net asset value, end of period	$42.54		$41.40	$46.98	$47.07
Total Return (%)[c]	6.01	**	(8.73)	2.02	(1.18	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10		9	10	10
Ratio of expenses (%)	1.13	*	1.14	1.11	1.18	*
Ratio of net investment income (loss) (%)	1.11	*	2.70	2.28	.93	*
Portfolio turnover rate (%)	31	**	101	53	67	[d]

[a]	For the period from June 5, 2017 (commencement of operations) to August 31, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Represents the Funds’s portfolio turnover rate for the year ended August 31, 2017.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

20	|	DWS CROCI® International Fund

	Six Months Ended 2/29/20		Years Ended August 31,
Class C	(Unaudited)		2019	2018	2017		2016	2015

Selected Per Share Data
Net asset value, beginning of period	$41.02		$46.51	$46.61	$40.23		$44.47	$51.48
Income (loss) from investment operations:

Net investment income (loss)[a]	.09		.79	.69	.48		.63	1.15
Net realized and unrealized gain (loss)	2.30		(5.21)	(.10)	7.01		(3.82)	(3.76)
Total from investment operations	2.39		(4.42)	.59	7.49		(3.19)	(2.61)
Less distributions from:

Net investment income	(1.11)		(1.07)	(.69)	(1.11)		(1.05)	(4.40)
Redemption fees	—		—	—	.00	***	.00 ***	.00 ***
Net asset value, end of period	$42.30		$41.02	$46.51	$46.61		$40.23	$44.47
Total Return (%)[b]	5.60	**	(9.41)	1.23	19.01		(7.26)	(5.35)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20		23	43	65		95	160
Ratio of expenses (%)	1.93	*	1.89	1.88	1.92		1.89	1.85
Ratio of net investment income (loss) (%)	.40	*	1.83	1.43	1.14		1.55	2.37
Portfolio turnover rate (%)	31	**	101	53	67		87	76

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS CROCI® International Fund	|	21

	Six Months Ended 2/29/20		Years Ended August 31,					Period Ended
Class R6	(Unaudited)		2019	2018	2017		2016	8/31/15[a]

Selected Per Share Data
Net asset value, beginning of period	$41.35		$46.92	$47.06	$40.62		$44.89	$51.27
Income (loss) from investment operations:

Net investment income (loss)[b]	.34		1.18	1.41	1.01		1.15	.66
Net realized and unrealized gain (loss)	2.38		(5.20)	(.27)	7.03		(3.89)	(1.94)
Total from investment operations	2.72		(4.02)	1.14	8.04		(2.74)	(1.28)
Less distributions from:

Net investment income	(1.66)		(1.55)	(1.28)	(1.60)		(1.53)	(5.10)
Redemption fees	—		—	—	.00	***	.00 ***	.00	***
Net asset value, end of period	$42.41		$41.35	$46.92	$47.06		$40.62	$44.89
Total Return (%)	6.21	**	(8.39)	2.36	20.41		(6.20)	(2.77	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		2	5	3		2	1
Ratio of expenses (%)	.79	*	.78	.76	.75		.75	.75	*
Ratio of net investment income (loss) (%)	1.48	*	2.73	2.93	2.33		2.84	1.82	*
Portfolio turnover rate (%)	31	**	101	53	67		87	76	[c]

[a]	For the period from December 1, 2014 (commencement of operations) to August 31, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Represents the Fund’s portfolio turnover rate for the year ended August 31, 2015.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

22	|	DWS CROCI® International Fund

	Six Months Ended 2/29/20		Years Ended August 31,
Class S	(Unaudited)		2019	2018	2017		2016	2015

Selected Per Share Data
Net asset value, beginning of period	$41.61		$47.20	$47.34	$40.86		$45.15	$52.40
Income (loss) from investment operations:

Net investment income (loss)[a]	.31		1.23	1.18	.99		1.03	1.51
Net realized and unrealized gain (loss)	2.38		(5.32)	(.11)	7.03		(3.84)	(3.72)
Total from investment operations	2.69		(4.09)	1.07	8.02		(2.81)	(2.21)
Less distributions from:

Net investment income	(1.60)		(1.50)	(1.21)	(1.54)		(1.48)	(5.04)
Redemption fees	—		—	—	.00	***	.00 ***	.00 ***
Net asset value, end of period	$42.70		$41.61	$47.20	$47.34		$40.86	$45.15
Total Return (%)	6.13	**	(8.49)	2.20	20.21		(6.32)	(4.48)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	415		424	651	816		872	1,544
Ratio of expenses (%)	.93	*	.91	.90	.90		.92	.89
Ratio of net investment income (loss) (%)	1.35	*	2.83	2.42	2.28		2.51	3.04
Portfolio turnover rate (%)	31	**	101	53	67		87	76

[a]	Based on average shares outstanding during the period.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS CROCI® International Fund	|	23

	Six Months Ended 2/29/20		Years Ended August 31,
Institutional Class	(Unaudited)		2019	2018	2017		2016	2015

Selected Per Share Data
Net asset value, beginning of period	$41.40		$46.99	$47.13	$40.69		$44.97	$52.17
Income (loss) from investment operations:

Net investment income (loss)[a]	.32		1.22	1.22	.83		1.07	1.84
Net realized and unrealized gain (loss)	2.35		(5.30)	(.12)	7.18		(3.85)	(3.99)
Total from investment operations	2.67		(4.08)	1.10	8.01		(2.78)	(2.15)
Less distributions from:
Net investment income	(1.60)		(1.51)	(1.24)	(1.57)		(1.50)	(5.05)
Redemption fees	—		—	—	.00	***	.00 ***	.00 ***
Net asset value, end of period	$42.47		$41.40	$46.99	$47.13		$40.69	$44.97
Total Return (%)	6.11	b**	(8.50)	2.27	20.29		(6.27)	(4.37)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27		34	82	78		163	281
Ratio of expenses before expense reductions (%)	.92	*	.89	.85	.83		.83	.82
Ratio of expenses after expense reductions (%)	.92	*	.89	.85	.83		.83	.82
Ratio of net investment income (loss) (%)	1.42	*	2.81	2.52	1.95		2.60	3.76
Portfolio turnover rate (%)	31	**	101	53	67		87	76

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

24	|	DWS CROCI® International Fund

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

DWS CROCI® International Fund (the “Fund”) is a diversified series of Deutsche DWS International Fund, Inc. (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Class T shares closed to new purchases, except in connection with the reinvestment of dividends or other distributions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

DWS CROCI® International Fund	|	25

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of

26	|	DWS CROCI® International Fund

the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Prior to December 12, 2019, Deutsche Bank AG was the lending agent for the Fund. Effective December 12, 2019, Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the six months ended February 29, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of February 29, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent.

DWS CROCI® International Fund	|	27

Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of February 29, 2020, the Fund had no securities on loan.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At August 31, 2019, the Fund had net tax basis capital loss carry forwards of approximately $454,087,000 losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($259,416,000) and long-term losses ($194,671,000).

At February 29, 2020, the aggregate cost of investments for federal income tax purposes was $567,269,269. The net unrealized depreciation for all investments based on tax cost was $38,731,466. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $20,776,852 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $59,508,318.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed,

28	|	DWS CROCI® International Fund

and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the six months ended February 29, 2020, purchases and sales of investment securities (excluding short-term investments) aggregated $177,281,998 and $231,409,836, respectively.

DWS CROCI® International Fund	|	29

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $2.5 billion of the Fund’s average daily net assets	.565%
Next $2.5 billion of such net assets	.545%
Next $5 billion of such net assets	.525%
Next $5 billion of such net assets	.515%
Over $15 billion of such net assets	.465%

Accordingly, for the six months ended February 29, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annualized rate (exclusive of any applicable waivers/reimbursements) of 0.565% of the Fund’s average daily net assets.

For the period from September 1, 2019 through September 30, 2019, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.22%
Class T	1.22%
Class C	1.97%
Class R6	0.97%
Class S	0.97%
Institutional Class	0.97%

30	|	DWS CROCI® International Fund

Effective October 1, 2019 through September 30, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.25%
Class T	1.25%
Class C	2.00%
Class R6	1.00%
Class S	1.00%
Institutional Class	1.00%

For the six months ended February 29, 2020, fees waived and/or expenses reimbursed for certain classes are as follows:

Class A	$1,496
Institutional Class	316
$1,812

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended February 29, 2020, the Administration Fee was $292,771, of which $46,426 is unpaid.

Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended February 29, 2020, the amounts charged to the Fund by DSC were as follows:

DWS CROCI® International Fund	|	31

Services to Shareholders	Total Aggregated	Unpaid at February 29, 2020
Class A	$32,890	$11,983
Class T	10	4
Class C	1,760	601
Class R6	107	44
Class S	170,022	60,859
Institutional Class	850	336
	$205,639	$73,827

In addition, for the six months ended February 29, 2020, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$36,482
Class C	16,820
Class S	162,712
Institutional Class	21,678
$237,692

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended February 29, 2020, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 29, 2020
Class C	$88,944	$13,467

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, T and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 29, 2020, the Service Fee was as follows:

32	|	DWS CROCI® International Fund

Service Fee	Total Aggregated	Unpaid at February 29, 2020	Annualized Rate
Class A	$88,369	$31,976	.24%
Class T	7	7	.15%
Class C	28,694	9,957	.24%
	$117,070	$41,940

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 29, 2020 aggregated $224.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the six months ended February 29, 2020, the CDSC for Class C shares aggregated $278. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended February 29, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $8,442, of which $7,160 is unpaid.

Directors’ Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

DWS CROCI® International Fund	|	33

Security Lending Fees. Prior to December 12, 2019, Deutsche Bank AG was the lending agent for the Fund. Effective December 12, 2019, Brown Brothers Harriman & Co. serves as securities lending agent for the Fund. For the period ended December 11, 2019, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $189.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at February 29, 2020.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 29, 2020		Year Ended August 31, 2019
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	16,089	$747,521	66,783	$2,889,149
Class C	2,983	137,879	17,070	727,706
Class R6	835	37,641	10,542	458,248
Class S	65,528	3,082,246	201,724	8,664,053
Institutional Class	47,981	2,182,551	687,934	29,308,864
		$6,187,838		$42,048,020

Shares issued to shareholders in reinvestment of distributions
Class A	47,708	$2,229,878	66,802	$2,623,307
Class T	7	329	7.67	301
Class C	11,527	536,452	19,751	772,076
Class R6	1,815	84,485	3,804	148,805
Class S	311,898	14,625,114	425,998	16,784,330
Institutional Class	23,171	1,080,688	58,152	2,279,551
		$18,556,946		$22,608,370

34	|	DWS CROCI® International Fund

	Six Months Ended February 29, 2020		Year Ended August 31, 2019
	Shares	Dollars	Shares	Dollars

Shares redeemed
Class A	(198,533)	$(9,107,069)	(567,669)	$(24,344,026)
Class C	(104,027)	(4,731,518)	(392,072)	(16,802,220)
Class R6	(5,599)	(255,922)	(69,025)	(2,932,753)
Class S	(866,408)	(40,047,947)	(4,216,729)	(180,988,667)
Institutional Class	(265,907)	(11,845,382)	(1,658,769)	(70,851,033)
		$(65,987,838)		$(295,918,699)

Net increase (decrease)
Class A	(134,736)	$(6,129,670)	(434,084)	$(18,831,570)
Class T	7	329	7.67	301
Class C	(89,517)	(4,057,187)	(355,251)	(15,302,438)
Class R6	(2,949)	(133,796)	(54,679)	(2,325,700)
Class S	(488,982)	(22,340,587)	(3,589,007)	(155,540,284)
Institutional Class	(194,755)	(8,582,143)	(912,683)	(39,262,618)
		$(41,243,054)		$(231,262,309)

F. Subsequent Event

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the outbreak. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

DWS CROCI® International Fund	|	35

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A shares and Institutional Class; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2019 to February 29, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

36	|	DWS CROCI® International Fund

Expenses and Value of a $1,000 Investment for the six months ended February 29, 2020 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 9/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 2/29/20	$1,059.80	$1,060.10	$1,056.00	$1,062.10	$1,061.30	$1,061.10
Expenses Paid per $1,000*	$6.15	$5.79	$9.87	$4.05	$4.77	$4.71

Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 9/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 2/29/20	$1,018.90	$1,019.24	$1,015.27	$1,020.93	$1,020.24	$1,020.29
Expenses Paid per $1,000*	$6.02	$5.67	$9.67	$3.97	$4.67	$4.62

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class T	Class C	Class R6	Class S	Institutional Class
DWS CROCI® International Fund	1.20%	1.13%	1.93%	.79%	.93%	.92%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

DWS CROCI® International Fund	|	37

Liquidity Risk Management

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

In February 2020, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2018 through November 30, 2019 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did experience a temporary breach of the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). The breach was caused by the temporary reclassification of Japanese securities as illiquid due to an extended Japanese holiday market closure. The temporary reclassification of Japanese securities caused the Fund to exceed the 15% limit on illiquid investments for a two day period. Because the holiday closure was anticipated in advance, no actions were needed to rebalance the Fund’s portfolio. Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported on a material change made to the Program in May 2019 to address Securities and Exchange Commission guidance relating to extended foreign market holidays.

38	|	DWS CROCI® International Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the “Board” or “Directors”) approved the renewal of DWS CROCI® International Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

DWS CROCI® International Fund	|	39

invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 2nd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2018.

40	|	DWS CROCI® International Fund

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the

DWS CROCI® International Fund	|	41

information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board noted that DIMA pays a licensing fee to an affiliate related to the Fund’s use of the CROCI® strategy. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

42	|	DWS CROCI® International Fund

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS CROCI® International Fund	|	43

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

44	|	DWS CROCI® International Fund

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	SUIAX	SUITX	SUICX	SCINX	SUIIX
CUSIP Number	25156G 673	25156G 434	25156G 699	25156G 715	25156G 731
Fund Number	468	1768	768	2068	1468

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	SUIRX
CUSIP Number	25156G 582
Fund Number	1668

DWS CROCI® International Fund	|	45

Privacy Statement

FACTS	What Does DWS Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share can include:

– Social Security number

– Account balances

– Purchase and transaction history

– Bank account information

– Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons DWS chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We do not share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share

For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

46	|	DWS CROCI® International Fund

Who we are

Who is providing this notice?	DWS Distributors, Inc; DWS Investment Management Americas, Inc.; DWS Trust Company; the DWS Funds

What we do

How does DWS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards, secured files, and secured buildings.

How does DWS collect my personal information?

We collect your personal information, for example, when you:

– open an account

– give us your contact information

– provide bank account information for ACH or wire transactions

– tell us where to send money

– seek advice about your investments

Why can’t I limit all sharing?

Federal law gives you the right to limit only

– sharing for affiliates’ everyday business purposes

– information about your creditworthiness

– affiliates from using your information to market to you

– sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank (“DB”) name, such as DB AG Frankfurt.

Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS does not jointly market.

California residents may go to https://fundsus.dws.com/us/en-us/legal-resources/privacy-policy.html to obtain additional information relating to their rights under California state law.

Rev. 12/2019

DWS CROCI® International Fund	|	47

DCIF-3

(R-026690-9 4/20)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS CROCI® International Fund, a series of Deutsche DWS International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	4/29/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	4/29/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	4/29/2020